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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               __________________


                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JULY 6, 2005





                         J2 GLOBAL COMMUNICATIONS, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                    0-25965                  51-0371142
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(State or other jurisdiction of       (Commission              (IRS Employer
 incorporation or organization)       File Number)           Identification No.)


                              6922 HOLLYWOOD BLVD.
                                    SUITE 500
                          LOS ANGELES, CALIFORNIA 90028
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                    (Address of principal executive offices)


                                 (323) 860-9200
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              (Registrant's telephone number, including area code)



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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

ITEM 8.01    OTHER EVENTS

On July 6, 2005, j2 Global Communications, Inc. issued a press release announcing the acquisition of the assets of Data On Call, LLC. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Note: The information in this report (including Exhibit 99.1) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.



ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

             (c) Exhibits

                 Exhibit
                 Number      Description
                 -------     -----------

                  99.1       Press Release dated July 6, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            j2 Global Communications, Inc.
                                            (Registrant)



Date: July 6, 2005                          By:  /s/ Jeffrey D. Adelman
                                                 ----------------------
                                                 Jeffrey D. Adelman
                                                 Vice President, General
                                                 Counsel and Secretary










                                INDEX TO EXHIBITS


            Exhibit
            Number           Description
            ------           -----------
            99.1             Press Release dated July 6, 2005.